Exhibit 99.2

Kemet Corporation

Fourth Quarter Conference Call

May 19, 2009

KEMET Corporation

Fourth Quarter and Fiscal Year Ended

March 31, 2009

Conference Call

Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions.  Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) the Company’s ability to consummate the tender offer for its 2.25% Convertible Senior Notes due 2026 and accomplish its financing plan described in the Offer to Purchase dated May 5, 2009;  (ii) generally adverse economic and industry conditions, including a decline in demand for the Company’s products; (iii) the ability to maintain sufficient liquidity to realize current operating plans; (iv) adverse economic conditions could cause further reevaluation of the fair value of our reporting segments and the write down of long-lived assets; (v) the cost and availability of raw materials; (vi) changes in the competitive environment of the Company; (vii) economic, political, or regulatory changes in the countries in which the Company operates; (viii) the ability to successfully integrate the operations of acquired businesses; (ix) the ability to attract, train and retain effective employees and management; (x) the ability to develop innovative products to maintain customer relationships; (xi) the impact of environmental issues, laws, and regulations; (xii) the Company’s ability to achieve the expected benefits of its manufacturing relocation plan or other restructuring plan; and (xiii) volatility of financial and credit markets which would affect access to capital for the Company.  Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Income Statement Highlights

(Amounts in millions)

	GAAP
	For the Quarters Ended
	March 2009	December 2008	March 2008
Net sales	$136.0	$190.7	$241.2
Gross margin	(1.4)	24.2	37.3
R&D expense	5.6	6.1	9.8
Selling, general and administrative expense	21.2	20.6	29.0
Net interest expense	5.6	4.5	4.3
Depreciation and amortization expense	13.4	12.8	14.8
Net income (loss)	4.5	(11.1)	(20.5)

	Non-GAAP
	For the Quarters Ended
	March 2009	December 2008	March 2008
Net sales	$136.0	$190.7	$241.2
Gross margin	(0.7)	24.2	38.2
R&D expense	5.6	6.1	9.8
Adjusted selling, general and administrative expense	18.5	20.0	27.2
Net interest expense	4.3	4.5	4.3
Depreciation and amortization expense	13.4	12.8	14.8
Adjusted net loss	(18.5)	(4.9)	(2.3)

Fourth Quarter FY2009 GAAP to Non-GAAP Reconciliation

(Amounts in millions)

	GAAP	Special Items		Non-GAAP

Sales	$136.0	$—		$136.0
Cost of sales	137.4	(0.7)	A	136.7
Gross margin	(1.4)	0.7		(0.7)
S G & A expense	21.2	(2.7)	B	18.5
R & D expense	5.6	—		5.6
Restructuring charges	1.3	(1.3)	C	—
Writedown of long-lived assets	2.5	(2.5)	D	—
Loss on disposal of assets	1.6	—		1.6
Curtailment gain on retiree benefit plan	(30.8)	30.8	E	—
Operating loss	(2.8)	(23.6)		(26.4)
Net interest expense	5.6	(1.3)	F	4.3
Other (income) expense, net	(7.8)	—		(7.8)
Loss before tax	(0.6)	(22.3)		(22.9)
Income tax expense	(5.1)	0.7	G	(4.4)
Net Income (loss)/Adjusted net loss with respect to Non-GAAP column	$4.5	$(23.0)		$(18.5)

Notes:

A - $0.7 million relates to Mexican pension plan adjustment

B - $2.7 million relates to F&E Business Group integration costs and foreign pension costs

C - $1.3 million relates to $0.8 million of severance related costs and $0.5 million of equipment relocation costs

D - $2.5 million relates to impairment charges associated with long-lived assets

E - $30.8 million relates to curtailment gains in benefit plans

F - $1.3 million relates to non-recurring interest amortization charges

G - $0.7 million relates to the net tax effect of all the pre-tax special charges detailed above

Balance Sheet Highlights

(Amounts in millions, except percentages and days in receivables/payables)

		Fourth Quarter
	March	Exchange Rate	December
	2009	Impact	2008
Cash and Cash Equivalents	$39.2		$25.4

Restricted Cash	$2.2		$6.1

Capital Expeditures	$2.8		$4.7

Short-Term Debt	$26.0	0.0	$74.7
Long-Term Debt	307.1	6.0	265.9
Total Debt	$333.1		$340.6

Equity	$214.3		$239.0

Net Working Capital (1)	$222.8		$261.7

Days in Receivable	81		83
Days in Payables	37		63

(1)  Includes only Accounts Receivable, Inventories and Accounts Payable

Third Quarter FY2009 GAAP to Non-GAAP Reconciliation

(Amounts in millions)

	GAAP	Special Items		Non-GAAP

Sales	$190.7	$—		$190.7
Cost of sales	166.5	—		166.5
Gross margin	24.2	—		24.2
S G & A expense	20.6	(0.6)	A	20.0
R & D expense	6.1	—		6.1
Restructuring charges	4.6	(4.6)	B	—
Net loss on disposal of assets	1.1	(1.1)	C	—
Operating loss	(8.2)	6.3		(1.9)
Net interest expense	4.5	—		4.5
Other (income) expense, net	(2.4)	—		(2.4)
Loss before tax	(10.3)	6.3		(4.0)
Income tax expense	0.8	0.1	D	0.9
Net loss / Adjusted net loss with
respect to Non-GAAP column	$(11.1)	$6.2		$(4.9)

Notes:

A - $0.6 million relates to F&E Business Group integration costs

B - $4.6 million relates to $3.5 million of severance related costs and $1.1 million of equipment relocation costs

C - $1.1 million relates to the net loss on sales and disposals of assets

D - $0.1 million relates to the net tax effect of all the pre-tax special charges detailed above

Fourth Quarter FY2008 GAAP to Non-GAAP Reconciliation

(Amounts in millions)

	GAAP	Special Items		Non-GAAP

Sales	$241.2	$—		$241.2
Cost of sales	203.9	(0.9)	A	203.0
Gross margin	37.3	0.9		38.2
S G & A expense	29.0	(1.8)	B	27.2
R & D expense	9.8	—		9.8
Restructuring charges	13.9	(13.9)	C	—
Gain on disposal of assets	(0.7)	—		(0.7)
Impairment charges	2.1	(2.1)	D	—
Operating income (loss)	(16.8)	18.7		1.9
Net interest expense	4.3	—		4.3
Other (income) expense, net	(1.6)	—		(1.6)
Income (loss) before tax	(19.5)	18.7		(0.8)
Income tax expense	1.0	0.5	E	1.5
Net loss / Adjusted net loss with
respect to Non-GAAP column	$(20.5)	$18.2		$(2.3)

Notes:

A - $0.9 million relates to acquisition related write off

B - $1.8 million relates to integration costs associated with business acquisitions

C - $13.9 million consists of $11.0 million of severance costs and $2.9 million of equipment relocations

D - $2.1 million relates to long-lived asset write downs

E - $0.5 milllion relates to the tax effect of the pre-tax special charges detailed above

Non-GAAP

Financial Measures

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors.

Adjusted Net Income (Loss)

Adjusted Net Income represents net income before restructuring charges, integration costs, net gains or losses on sales and disposals of assets, equipment relocation costs, impairment charges, losses on the early extinguishment of debt, benefit plan curtailments, non-recurring interest amortization expense, certain inventory adjustments, other non-cash acquisition expenses and the related income tax effect on these items.  We present Adjusted Net Income because management believes that it is useful to investors because it provides a supplemental way of understanding the underlying operating performance of the business.  Management uses Adjusted Net Income (Non-GAAP financial reporting) to evaluate operating performance.

In evaluating Adjusted Net Income, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation.  Our presentation of Adjusted Net Income should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  Adjusted Net Income is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.  You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted Net Income only supplementally.